MML SERIES INVESTMENT FUND II

Supplement dated May 9, 2011 to the

Prospectus dated May 1, 2011

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

The following information replaces similar information for the MML Small/Mid Cap Equity Fund found on page 42 in the section titled Portfolio Managers:

The information for Benjamin Ram is hereby deleted.

Portfolio Managers:

Matthew P. Ziehl is a Vice President of OFI. He has managed the Fund since May 2009.

Raman Vardharaj is a Vice President of OFI. He has managed the Fund since May 2009.

Raymond Anello is a Vice President of OFI. He has managed the Fund since April 2011.

The following information replaces similar information for Babson Capital Management LLC found on page 62 in the section titled Subadvisers and Portfolio Managers.

Babson Capital Management LLC (“Babson Capital”), an indirect, wholly-owned subsidiary of MassMutual, with principal offices located at 1500 Main Street, Springfield, Massachusetts 01115 and at 470 Atlantic Avenue, Boston, Massachusetts 02210, manages the investments of the MML Money Market Fund, the MML Short-Duration Bond Fund, the MML Inflation-Protected and Income Fund, the MML Managed Bond Fund, the MML High Yield Fund, the MML Blend Fund and the MML Enhanced Index Core Equity Fund. In addition, Cornerstone Real Estate Advisers LLC (“Cornerstone”), serves as sub-subadviser for the MML Short-Duration Bond Fund, the MML Inflation-Protected and Income Fund, the MML Managed Bond Fund, the MML High Yield Fund, and the MML Blend Fund and is responsible for investing a portion of the assets of these Funds in commercial mortgage backed securities. Cornerstone is a wholly owned subsidiary of Babson Capital. Babson Capital has provided investment advice to individual and institutional investors for more than 70 years and had assets under management as of December 31, 2010 of approximately $133.1 billion.

The following information replaces the information for Benjamin Ram of OppenheimerFunds, Inc. found on page 65 in the section titled Subadvisers and Portfolio Managers:

Raymond Anello

is a co-portfolio manager of the MML Small/Mid Cap Equity Fund. Mr. Anello has been a Vice President and portfolio manager of OFI since May 2009. Prior to joining OFI, he was a portfolio manager of the RS All Cap Dividend product from its inception in July 2007 through April 2009 and served as a sector manager for energy and utilities for various other RS Investments products. Mr. Anello joined Guardian Life Insurance Company in October 1999 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Before joining Guardian, he was an equity portfolio manager/analyst and high-yield analyst for Orion Capital from 1995 to 1998. Mr. Anello served as an assistant portfolio manager at the Garrison Bradford portfolio management firm from 1988 to 1995.

The following information replaces similar information found on page 67 in the first paragraph in the section titled About the Classes of Shares:

Each Fund, other than the MML High Yield Fund, MML Short-Duration Bond Fund, MML Strategic Emerging Markets Fund and the MML China Fund, offers the following two classes of shares: Initial Class and Service Class shares. Service Class shares of the MML Money Market Fund are not currently available. MML High Yield Fund, MML Short-Duration Bond Fund, MML Strategic Emerging Markets Fund and MML China Fund offer the following two classes of shares: Class II and Service Class I shares. Each Class of shares is available in connection with variable annuity contracts issued by registered separate accounts owned by MassMutual or its life insurance affiliates, certain variable life insurance policies issued by registered separate accounts owned by MassMutual or its life insurance affiliates, and in connection with certain privately offered separate investment accounts owned by MassMutual or its life insurance affiliates.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

L8063-11-01

MML SERIES INVESTMENT FUND II

MML Small/Mid Cap Equity Fund

Supplement dated May 9, 2011 to the

Summary Prospectus dated May 1, 2011

This supplement provides new and additional information beyond that contained in the Summary Prospectus. It should be retained and read in conjunction with the Summary Prospectus.

The following information replaces similar information found in the section titled Portfolio Managers:

The information for Benjamin Ram is hereby deleted.

Portfolio Managers:

Matthew P. Ziehl is a Vice President of OFI. He has managed the Fund since May 2009.

Raman Vardharaj is a Vice President of OFI. He has managed the Fund since May 2009.

Raymond Anello is a Vice President of OFI. He has managed the Fund since April 2011.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

11-01

MML SERIES INVESTMENT FUND II

Supplement dated May 9, 2011 to the

Statement of Additional Information dated May 1, 2011

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.

The following information replaces similar information for OppenheimerFunds, Inc. found on page B-139 in the section titled Appendix C—Additional Portfolio Manager Information:

The portfolio managers of the MML Small/Mid Cap Equity Fund are Matthew P. Ziehl, Raman Vardharaj, and Raymond Anello.

The following information replaces the information for Benjamin Ram of OppenheimerFunds, Inc. found on pages B139-B140 in the section titled Appendix C—Additional Portfolio Manager Information with respect to the MML Small/Mid Cap Equity Fund:

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Raymond Anello
Registered investment companies**	5	$1,600 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts***	1	$95 million	0	$0

*	The information provided is as of April 22, 2011.
**	Does not include MML Small/Mid Cap Equity Fund.
***	Does not include personal accounts of the portfolio manager and his family, which are subject to the Code of Ethics.

Ownership of Securities:

As of April 22, 2011, Raymond Anello did not own any shares of MML Small/Mid Cap Equity Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI L8063-11-01